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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 18, 1998
                      MICHIGAN CONSOLIDATED GAS COMPANY
            (Exact name of registrant as specified in its charter)

MICHIGAN                          1-7310                38-0478040
State of Incorporation       (Commission File         (I.R.S. Employer
                                  Number)             Identification No.)

        500 GRISWOLD STREET, DETROIT, MICHIGAN            48226
       (Address of principal executive offices)         (Zip Code)

             Registrant's telephone number, including area code:
                                (313) 965-2430
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Item 5.  Other Events

        The registrant is filing herewith the following in connection with its offering of its Extendable MandatOry Par Put Remarketed Securities ("MOPPRS") due June 30, 2038 and its Resetable MAndatory Putable/remarketable Securities ("MAPS") due June 30, 2038 pursuant to the registration statement of the registrant on Form S-3 (No. 333-56333) filed with the Securities and Exchange Commission under the Securities Act of 1933.

                              Index to Exhibits

Exhibit
Number          Exhibit
-------         -------
1-1             Purchase Agreement dated June 18, 1998 with respect to the
                MAPS.

1-2             Purchase Agreement dated June 18, 1998 with respect to the
                MOPPRS.

4-1 First Supplemental Indenture dated as of June 18, 1998 to the Senior Debt Securities Indenture dated as of June 1, 1998 between Michigan Consolidated Gas Company and Citibank, N.A.

4-2 Thirty-fifth Supplemental Indenture dated as of June 18, 1998 to the Indenture of Mortgage and Deed of Trust dated as of March 1, 1944 between Michigan Consolidated Gas Company and Citibank, N.A. and Robert T. Kirchner, Trustees.

10-1 Reset Remarketing Agreement, dated as of June 23, 1998, by and between Michigan Consolidated Gas Company and Salomon
                Brothers Inc.

10-2 Reset Remarketing Agreement, dated as of June 23, 1998, by and between Michigan Consolidated Gas Company and Merrill Lynch
                & Co./Merrill Lynch, Pierce, Fenner & Smith Incorporated.
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                                  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Michigan Consolidated Gas Company

                                        /s/ Howard L. Dow III
                                            ---------------------------
                                            Howard L. Dow III
                                            Senior Vice President
                                            and Chief Financial Officer



Date:  June 26, 1998